EXHIBIT 99.2

Unaudited pro forma condensed combined balance sheet as of June 30, 2009; and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2009; and unaudited pro forma condensed combined balance sheet as of December 31, 2008; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008

ALBA MINERAL EXPLORATION, INC.

ALBA MINDERAL EXPLORATION, INC.
Unaudited Condensed Combined Pro Forma Balance Sheet

	Alba	Diamond
	Mineral	Information				Adjusted
	Exploration, Inc.	Institute, Inc.	Combined	Pro Forma		ProForma
	June 30, 2009	June 30, 2009	Totals	Adjustments	AJE	Totals
	(Unaudited)	(Unaudited)
ASSETS

Current Assets:
Cash	$ 17,104	$ -	$ 17,104	$ -		$ 17,104
Accounts Receivable	-	329,549	329,549	-		329,549
Inventory	-	1,458,836	1,458,836	-		1,458,836
Prepaid Expenses	-	2,899	2,899	-		2,899

Total Current Assets	17,104	1,791,284	1,808,388	-		1,808,388

Property and Equipment	-	180,146	180,146	-		180,146

Other Assets
Investment in Unconsolidated Affiliate	-	5,000	5,000	-		5,000

Total Other Assets	-	5,000	5,000	-		5,000

TOTAL ASSETS	$ 17,104	$ 1,976,430	$ 1,993,534	$ -		$ 1,993,534

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$ 25,485	$ 434,144	$ 459,629	$ -		$ 459,629
Related Party Payable	-	407,566	407,566	-		407,566
Cash Overdraft	-	26,925	26,925	-		26,925
Bank Lines of Credit, net	-	922,858	922,858	-		922,858
Current Maturities of Notes Payable	-	80,335	80,335	-		80,335
Current Maturities of Capital Leases	-	21,343	21,343	-		21,343
Sales Returns and Allowances Reserve	-	68,920	68,920	-		68,920

Total Current Liabilities	25,485	1,962,091	1,987,576	-		1,987,576

Long-Term Liabilities:
Notes Payable	-	138,542	138,542	-		138,542
Capital Leases	-	28,619	28,619	-		28,619

Total Long-Term Payables	-	167,161	167,161	-		167,161

Total Liabilities	25,485	2,129,252	2,154,737	-		2,154,737

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	5,033	11,814	16,847	(3,310)	2	4,308
				2,585	3
				(11,814)	4
Additional Paid-in Capital	30,312	1,653,535	1,683,847	(43,726)	1	1,652,660
				3,310	2
				(2,585)	3
				11,814	4
Accumulated Deficit	(43,726)	(1,818,171)	(1,861,897)	43,726	1	(1,818,171)

Total Stockholders' Equity	(8,381)	(152,822)	(161,203)	-		(161,203)

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$ 17,104	$ 1,976,430	$ 1,993,534	$ -		$ 1,993,534

	-	-	-	-		-

1	To eliminate accumulated deficit of Alba Mineral Exploration, Inc. to reflect reverse merger.
2	To record cancelation of 3,310,000 shares of common stock.
3	To record issuance of 2,585,175 shares of common stock to acquire 100% of the common shares of Diamond Information Institute, Inc.
4	To eliminate common stock of Diamond Information Institute, Inc.

ALBA MINERAL EXPLORATION, INC.
Unaudited Condensed Combined Pro Forma Statement of Operations

	Alba	Diamond
	Mineral	Information
	Exploration, Inc.	Institute, Inc.				Pro-Forma
	For the Six	For the Six				Adjusted
	Months Ended	Months Ended	Combined	Pro Forma		Combined
	June 30, 2009	June 30, 2009	Totals	Adjustments	AJE	Totals
	(Unaudited)	(Unaudited)

REVENUES	$ -	$ 454,307	$ 454,307	$ -		$ 454,307
COST OF SALES	-	361,694	361,694	-		361,694

GROSS PROFIT	-	92,613	92,613	-		92,613

OPERATING EXPENSES

General and Administrative	5,826	180,547	186,373	-		186,373
Selling Expenses	-	130,272	130,272	-		130,272
Share-Based Compensation	-	10,000	10,000	-		10,000
Common Stock Issued for Services	-	44,000	44,000	-		44,000

Total Costs and Expenses	5,826	364,819	370,645	-		370,645

OPERATING LOSS	(5,826)	(272,206)	(278,032)	-		(278,032)

OTHER INCOME (EXPENSE)

Interest Expense	-	(45,647)	(45,647)	-		(45,647)
Gain (loss) on Sale of Assets	-	1,158	1,158	-		1,158

Total Other Income (Expense)	-	(44,489)	(44,489)	-		(44,489)

Loss Before Taxes	(5,826)	(316,695)	(322,521)	-		(322,521)

INCOME TAX PROVISION (BENEFIT)	-	2,080	2,080	-		2,080

NET LOSS	$ (5,826)	$ (318,775)	$ (324,601)	$ -		$ (324,601)

ALBA MINERAL EXPLORATION, INC.
Unaudited Condensed Combined Pro Forma Balance Sheet

	Alba	Diamond
	Mineral	Information				Adjusted
	Exploration, Inc.	Institute, Inc.	Combined	Pro Forma		ProForma
	December 31, 2008	December 31, 2008	Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$ 21,430	$ -	$ 21,430	$ -		$ 21,430
Accounts Receivable	-	713,194	713,194	-		713,194
Inventory	-	1,326,989	1,326,989	-		1,326,989
Prepaid Expenses	-	39,138	39,138	-		39,138

Total Current Assets	21,430	2,079,321	2,100,751	-		2,100,751

Property and Equipment	-	160,983	160,983	-		160,983

Other Assets
Investment in Unconsolidated Affiliate	-	5,000	5,000	-		5,000

Total Other Assets	-	5,000	5,000	-		5,000

TOTAL ASSETS	$ 21,430	$ 2,245,304	$ 2,266,734	$ -		$ 2,266,734

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$ 23,985	$ 446,892	$ 470,877	$ -		$ 470,877
Related Party Payable	-	394,532	394,532	-		394,532
Cash Overdraft	-	7,345	7,345	-		7,345
Bank Lines of Credit, net	-	910,449	910,449	-		910,449
Current Maturities of Notes Payable	-	82,015	82,015	-		82,015
Current Maturities of Capital Leases	-	23,402	23,402	-		23,402
Sales Returns and Allowances Reserve	-	132,353	132,353	-		132,353

Total Current Liabilities	23,985	1,996,988	2,020,973	-		2,020,973

Long-Term Liabilities:
Notes Payable	-	97,270	97,270	-		97,270
Capital Leases	-	39,092	39,092	-		39,092

Total Long-Term Payables	-	136,362	136,362	-		136,362

Total Liabilities	23,985	2,133,350	2,157,335	-		2,157,335

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	5,033	11,643	16,676	(3,310)	2	4,308
				2,585	3
				(11,643)	4
Additional paid-in Capital	30,312	1,599,707	1,630,019	(37,900)	1	1,604,487
				3,310	2
				(2,585)	3
				11,643	4
Accumulated Deficit	(37,900)	(1,499,396)	(1,537,296)	37,900	1	(1,499,396)

Total Stockholders' Equity	(2,555)	111,954	109,399	-		109,399

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$ 21,430	$ 2,245,304	$ 2,266,734	$ -		$ 2,266,734

	-	-	-	-		-

1	To eliminate accumulated deficit of Alba Mineral Exploration, Inc. to reflect reverse merger.
2	To record cancelation of 3,310,000 shares of common stock.
3	To record issuance of 2,585,175 shares of common stock to acquire 100% of the common shares of Diamond Information Institute, Inc.

ALBA MINERAL EXPLORATION, INC.
Unaudited Condensed Combined Pro Forma Statement of Operations

	Alba	Diamond
	Mineral	Information
	Exploration, Inc.	Institute, Inc.				Pro-Forma
	For the	For the				Adjusted
	Year Ended	Year Ended	Combined	Pro Forma		Combined
	December 31, 2008	December 31, 2008	Totals	Adjustments	AJE	Totals

REVENUES	$ -	$ 1,385,620	$ 1,385,620	$ -		$ 1,385,620
COST OF SALES	-	847,976	847,976	-		847,976

GROSS PROFIT	-	537,644	537,644	-		537,644

OPERATING EXPENSES

General and Administrative	36,941	495,123	532,064	-		532,064
Selling Expenses	-	368,664	368,664	-		368,664
Share-Based Compensation	-	317,500	317,500	-		317,500
Common Stock Issued for Services	-	450,000	450,000	-		450,000

Total Costs and Expenses	36,941	1,631,287	1,668,228	-		1,668,228

OPERATING LOSS	(36,941)	(1,093,643)	(1,130,584)	-		(1,130,584)

OTHER INCOME (EXPENSE)

Interest Expense	-	(103,715)	(103,715)	-		(103,715)
Gain (Loss) on Sale of Assets	-	1,369	1,369	-		1,369

Total Other Income (Expense)	-	(102,346)	(102,346)	-		(102,346)

Loss Before Taxes	(36,941)	(1,195,989)	(1,232,930)	-		(1,232,930)

INCOME TAX PROVISION (BENEFIT)	-	(89,133)	(89,133)	-		(89,133)

NET LOSS	$ (36,941)	$ (1,106,856)	$ (1,143,797)	$ -		$ (1,143,797)